INSTITUTIONAL RESERVES FUND STATEMENT OF OPERATIONS (Unaudited) For the Six Months Ended September 30, 2001*
INVESTMENT INCOME:
Interest income	$180,984
EXPENSES:
Investment advisory fees	14,850
Administration fees	8,910
Custody fees	467
Accounting fees	1,273
Legal fees	887
Audit fees	1,120
Directors' fees	9;373
Transfer agency fees	2,546
Registration and filing fees	187
Printing fees	1,307
Other	9;326
Total Expenses	32,246
Less: Expenses voluntarily reduced/waived	(4,243)
Net Expenses	28,003
Net Investment Income	$152,981

*Effective July 27, 2001, all Institutional Reserves Fund shareholders liquidated their positions in the fund. Subsequent to July 27, 2001, the fund has not been offered and has had no operations.

INSTITUTIONAL RESERVES FUND STATEMENT OF CHANGES IN NET ASSETS (Unaudited) For the Six Months Ended September 30, 2001*
Change in Net Assets resulting from Operations:
Net investment income earned	$152,981
Change in Net Assets from Shareholder Distributions:
Net investment income distributed	(152,981)
Capital Share Transactions:
Issued:
Capital Shares	5,195,083
Reinvestments:
Capital Shares	34,220
Redemptions:
Capital Shares	(18,961,848)
Change in net assets from capital transactions	(13,732,545)
Change in net assets	(13,732,545)
Net Assets:
Beginning of period	13,732,545
End of period	$0

*Effective July 27, 2001, all Institutional Reserves Fund shareholders liquidated their positions in the fund. Subsequent to July 27, 2001, the fund has not been offered and has had no operations.

1. Organization:

Vintage Mutual Funds, Inc. is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified open-end management investment company. The accompanying financial statements and financial highlights are those of the Institutional Reserves Fund (the "Fund"), a portfolio within the Vintage Fund family. The Fund began operations on May 3, 2000. The Fund has not been offered since July 27, 2001, the date the Fund ceased operations when all shareholders liquidated their positions. The Fund's investment objectives are safety of principal and liquidity, and to the extent of those objectives, maximum current income. The Fund pursues its objectives by investing in high-quality money market obligations.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation

If the Fund had investments on the reporting date, such investments would be valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

Security Transactions and Related Income

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.

Repurchase Agreements

The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment adviser, Investors Management Group, ("IMG"), deems creditworthy under guidelines approved by the Fund's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. An independent custodian must receive delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to 102% of the resale price, and will not be less than 100% of the resale price over the term of the agreement. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under an agreement to repurchase, is required to maintain, with the Fund's custodian, the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Trust Certificates

The Fund may invest in U. S. Government Guaranteed Student Loans (the Trust) which represent interests in student loans sold by financial institutions subject to repurchase on no more than five days' written notice. Each financial institution providing an unconditional repurchase commitment will have one or more ratings in the highest category for short-term securities, which indicates the issuer has the greatest capacity for timely payment.

Securities Purchased on a When-Issued of Delayed-Delivery Basis

The fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time the Fund makes commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for the Fund.

Federal Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Expenses

Expenses directly related to the Fund are charged to the Fund. The Fund is allocated a portion of the expenses relating to the Vintage Mutual Funds, Inc. collectively, which is prorated to the Fund on the basis of its net assets relative to the total assets of the Vintage Mutual Funds, Inc. family.

3. Related Party Transactions:

Under the terms of its Investment Advisory Agreement, Investors Management Group (IMG), a wholly owned subsidiary of AMCORE Financial, Inc., is entitled to receive fees at an annual rate of 0.35 percent, computed daily on a percentage of the average daily net assets of the Fund. IMG voluntarily waived all advisory fees from May 3, 2000, through October 4, 2000. Beginning October 5, 2000, through July 27, 2001, when the fund ceased operations, IMG voluntarily waived 0.10 percent of the advisory fee.

The Fund has entered into a management and administration agreement with IMG pursuant to which the Fund pays administrative fees at an annual rate of 0.21 percent of the Fund's average daily net assets. These fees were voluntarily waived from May 3, 2000, through July 2, 2000.

IMG serves as the Fund's transfer agent to the Fund, pursuant to a transfer agency agreement with the Funds and receives a fee of 0.06 percent of the average daily net assets of the Fund for such services. IMG voluntarily waived all transfer agency fees from May 3, 2000, through May 31, 2000. IMG also provides fund accounting services for the Funds pursuant to a fund accounting agreement and receives a fee of 0.03 percent of the average daily net assets of the Fund for such services. IMG voluntarily waived all fund accounting fees from May 3, 2000, through May 31, 2000.

4. Extraordinary Event:

Effective July 27, 2001, all Institutional Reserves Fund shareholders liquidated their positions in the fund. Subsequent to July 27, 2001, the fund has not been offered and has had no operations.

INSTITUTIONAL RESERVES FUND FINANCIAL HIGHLIGHTS (Unaudited) For the Six Months Ended September 30, 2001*
Selected Data for a Share Outstanding
Throughout Each Period:
SHARES
Net Asset Value Beginning of Period	$1.000
Net Investment Income	0.010
Dividends Distributed	(0.010)
Net Asset Value End of Period	$1.000
Total Return	1.15%(a)
Ratio of Expenses to Average Net Assets	0.66%(b)
Ratio of Net Investment Income to Average Net	3.59%(b)
Ratio of Expenses to Average Net Assets**	0.76%(b)
Ratio of Net Investment Income to Average Net	3.49%(b)
Net Assets End of Period	$0

*Effective July 27, 2001, all Institutional Reserves Fund shareholders liquidated their positions in the fund. Subsequent to July 27, 2001, the fund has not been offered and has had no operations.

**During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not Annualized.

(b) Annualized.